       SANTA ANITA                                           SANTA ANITA
         REALTY                                               OPERATING
    ENTERPRISES, INC.                                          COMPANY

                           CASH ELECTION INSTRUCTIONS

  The enclosed Letter of Transmittal and accompanying instructions are being provided to you along with a Joint Proxy Statement/Prospectus dated September 26, 1997, which describes the Third Amended and Restated Agreement and Plan of Merger dated as of April 13, 1997, among Meditrust, Meditrust Acquisition Company ("MAC"), Santa Anita Realty Enterprises, Inc. ("Realty") and Santa Anita Operating Company ("Operating"), providing for the merger of Meditrust with and into Realty, with Realty being the surviving corporation, and for the merger of MAC into Operating, with Operating being the surviving corporation (the "Mergers"). Capitalized terms used herein and not specifically defined herein have the meaning specified in the Joint Proxy Statement/Prospectus.

  As described in the Joint Proxy Statement/Prospectus, subject to the consummation of the Mergers and certain limitations, record holders of shares of Paired Common Stock are entitled to make an unconditional election (a "Cash Election") on or prior to 5:00 P.M. (New York City time) on October 24, 1997 (the "Election Time") to receive the Cash Election Price for any such shares of Paired Common Stock by executing and submitting the enclosed Letter of Transmittal (see below), and complying with the other requirements set forth therein. Only shares of Paired Common Stock are eligible to be purchased for the Cash Election Price.

  The Letter of Transmittal may be submitted only by the registered holder of shares of Paired Common Stock. Accordingly, if you are not the registered holder of the shares of Paired Common Stock and if you wish to have your bank or broker exercise, on your behalf, the Cash Election for your shares of Paired Common Stock, please so instruct them. Your instructions should be forwarded as promptly as possible to permit the exercise of the Cash Election in accordance with the provisions of the Cash Election process as described in the Joint Proxy Statement/Prospectus. If complete written instructions are not received by the Election Time and in accordance with such Cash Election procedures, the Cash Election will not be exercised on your behalf. If you are the registered holder of the shares of Paired Common Stock and you wish to exercise the Cash Election, you are requested to complete, execute and return the Letter of Transmittal attached to this letter as promptly as possible to permit the exercise of the Cash Election in accordance with the provisions of the Cash Election procedure as described in the Joint Proxy Statement/Prospectus. If a complete Letter of Transmittal is not received by the Election Time and in accordance with such Cash Election procedures, the Cash Election will not be exercised on your behalf. We urge you, however, to read these documents carefully before exercising the Cash Election. Due to the limited amount of cash consideration to be paid, holders of shares of Paired Common Stock who follow such procedures to elect to receive cash may not, as a result of proration, receive cash for all their shares despite such election.

  Holders of shares of Paired Common Stock who do not wish to make the Cash Election need not submit the Letter of Transmittal.

  ANY CASH ELECTION MADE PURSUANT TO A LETTER OF TRANSMITTAL THAT HAS BEEN TIMELY AND PROPERLY SUBMITTED IN COMPLIANCE WITH THE CASH ELECTION PROCEDURE AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS WILL BE IRREVOCABLE AFTER THE ELECTION TIME.

  ANY QUESTIONS OR REQUESTS FOR ASSISTANCE CONCERNING THE CASH ELECTION SHOULD BE DIRECTED TO HARRIS TRUST COMPANY OF NEW YORK AT THE FOLLOWING TOLL-FREE TELEPHONE NUMBER: (800-245-7630).

                             LETTER OF TRANSMITTAL
              TO ACCOMPANY CERTIFICATES OF PAIRED COMMON STOCK OF
                           THE SANTA ANITA COMPANIES

  The undersigned hereby elects to exercise the Cash Election (capitalized terms used herein and not defined herein having the meaning specified in the Joint Proxy Statement/Prospectus referred to below) for the shares of Paired Common Stock specified below which are held by the undersigned.

  It is understood that the Cash Election is irrevocable after October 24, 1997 and is subject to (i) the terms, conditions and limitations set forth in the Joint Proxy Statement/Prospectus, dated September 26, 1997, relating to the Mergers (the "Joint Proxy Statement/Prospectus"), receipt of which is acknowledged by the undersigned and (ii) the terms of the Third Amended and Restated Agreement and Plan of Merger, dated as of April 13, 1997, as the same may be amended from time to time, a conformed copy of which appears as Annex A to the Joint Proxy Statement/Prospectus.


                    DESCRIPTION OF SHARES TENDERED FOR CASH
--------------------------------------------------------------------------------
REGISTRATION
IF THERE IS
ANY ERROR IN
THE NAME OR
  ADDRESS
SHOWN BELOW,
PLEASE MAKE
    THE                                    TOTAL NUMBER OF        NUMBER OF
 NECESSARY                CERTIFICATE    SHARES REPRESENTED BY  SHARES TENDERED
CORRECTIONS.                 NO(S)       SHARE CERTIFICATES/1/    FOR CASH/2/
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            TOTAL
(1) Need not be completed by Book-Entry Stockholders.
(2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered for cash. See Instruction 7.

  The Tender Agent will issue a check in the amount of the number of Shares of Paired Common Stock tendered for cash hereby, or such lesser number of Shares as may be purchased in accordance with the pro-ration procedures, multiplied by $31.00 (the "Cash Election Price") and/or return any Certificates for Shares not tendered for cash or accepted for payment, in each case in the name shown above and mailed to the address reflected above unless instructions are given in the boxes below.

  Deliver this Letter of Transmittal, by hand, courier, mail or facsimile, together with the certificate(s) representing your shares, no later than 5:00 P.M. (New York City time) on October 24, 1997 (the "Election Time") to Harris Trust Company of New York, the Tender Agent, at one of the following addresses. Your cash entitlement is described in the accompanying notice.

BY HAND/OVERNIGHT COURIER:                    BY MAIL:
Harris Trust Company of New York              Harris Trust Company of New York
Wall Street Plaza                             Wall Street Station
88 Pine Street                                P.O. Box 1010
19th Floor                                    New York, NY 10268-1010
New York, NY 10005

                   TELEPHONE                  FACSIMILE (FOR ELIGIBLE
                 1-800-245-7630               INSTITUTIONS)
                                                   212-701-7636

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

DELIVERY OF THIS LETTER OF TRANSMITTAL AFTER THE ELECTION TIME DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

[_]CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE
   IN REPLACING THEM. UPON RECEIPT OF NOTIFICATION ON THIS LETTER OF TRANSMITTAL, THE TENDER AGENT WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS.

  Number, class and series of Shares represented by the lost or destroyed
Certificates: __________________________________________________________________


  THE CASH ELECTION FOR THE SHARES OF PAIRED COMMON STOCK SPECIFIED ABOVE IS IRREVOCABLE, EXCEPT THAT SUCH CASH ELECTION MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. (NEW YORK CITY TIME) ON OCTOBER 24, 1997. SEE INSTRUCTION 10 OF THE "INSTRUCTIONS FOR TENDERING CERTIFICATES" SET FORTH BELOW.

     SPECIAL PAYMENT AND ISSUANCE            SPECIAL DELIVERY INSTRUCTIONS
             INSTRUCTIONS                --------------------------------------
--------------------------------------     Complete only if the check repre-
 Complete only if the check                senting the Cash Election Price
 representing the Cash Election            and/or any certificate for shares
 Price and/or any certificate for          not tendered for cash or not ac-
 shares not tendered for cash or           cepted for payment is to be
 not accepted for payment is to be         mailed to some address other than
 paid and/or issued in a name              the address reflected above.
 which differs from the name on
 the tendered for cash
 certificate(s).

                                           Issue Check and/or Certificate(s)
                                           to:


 Issue Check and/or Certificate(s)
 to:


                                           Name: ____________________________
                                                     (Please Print)

                                           Address: _________________________
 Name: ____________________________        __________________________________
           (Please Print)                          (Include Zip Code)
 Address: _________________________

 __________________________________
         (Include Zip Code)
 __________________________________
    (Employer Identification or
      Social Security Number)

 (Please also complete Substitute
 Form W-9 on the reverse AND see
 instructions regarding signature
 guarantee.)

        SIGNATURE(S) REQUIRED
[Signature(s) of Registered Holder(s)    SIGNATURE(S) GUARANTEED (IF REQUIRED)
              or Agent]                  --------------------------------------
--------------------------------------     Unless the shares are tendered
 Must be signed by the registered          for cash by the registered hold-
 holder(s) EXACTLY as name(s)              er(s) of the Paired Common Stock,
 appear(s) on stock certificate(s)         or for the account of a member in
 or on a security position                 good standing of a "Signature
 listing. If signature is by a             Guarantee Program" ("STAMP"),
 trustee, executor, administrator,         Stock Exchange Medallion Program
 guardian, attorney-in-fact,               ("SEMP") or New York Stock Ex-
 officer for a corporation acting          change Medallion Signature Pro-
 in a fiduciary or representative          gram ("MSP") (an "Eligible Insti-
 capacity, or other person please          tution"), the above signature(s)
 set forth full title. SEE                 must be guaranteed by an Eligible
 INSTRUCTIONS 2, 3 OR 4.                   Institution. SEE INSTRUCTION 3.

                                           ----------------------------------
 ----------------------------------               Authorized Signature
   Signature of Registered Holder          ----------------------------------
 ----------------------------------               Name (Please Print)
 Name of Registered Holder (Please         ----------------------------------
               Print)                                 Name of Firm
 ----------------------------------        ----------------------------------
           Title, if any                  Address of Firm (Include Zip Code)
 Address: _________________________        Date: ____________________________


 ----------------------------------        Phone No: ________________________
        (Include Zip Code)


 Date: ____ Phone No.: ____________
 Employer Identification or
 Social Security Number ___________
           (See Substitute Form W-9)
 (Please also complete Substitute
 Form W-9 on the reverse AND see
 instructions regarding signature
 guarantee.)

   This Letter of Transmittal is to be used either if Certificates for Shares are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Tender Agent at a Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Instruction 6). Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders". Stockholders whose Certificates for Shares are not immediately available or who cannot deliver either the Certificates for, or a Book-Entry Confirmation (as defined below) with respect to, their Shares and all other documents required hereby to the Tender Agent prior to the Election Time (as defined above) must tender for cash their Shares in accordance with the guaranteed delivery procedures set forth in Instruction 1. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Tender Agent.

 [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY
     BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE TENDER AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

 Name of Tendering Institution ______________________________

 Check box of Book-Entry Transfer Facility:

 [_] The Depository Trust Company

 [_] Philadelphia Depository Trust Company

 Account Number _____________________________________________

 Transaction Code Number ____________________________________

 [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED
     PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY
     SENT TO THE TENDER AGENT AND COMPLETE THE FOLLOWING:

 Name(s) of Registered Owner(s) _____________________________

 Date of Execution of Notice of Guaranteed Delivery _________

 Name of Institution that Guaranteed Delivery _______________

                    INSTRUCTIONS FOR TENDERING CERTIFICATES

  1. Requirements of Delivery. This Letter of Transmittal is to be completed by stockholders either if Certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Instruction 6. For a stockholder validly to tender for cash Shares, either (a) a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message (as defined below), and any other required documents, must be received by the Tender Agent at one of its addresses set forth herein no later than 5:00 P.M. (New York City time) on October 24, 1997 (the "Election Time") and either Certificates for tendered Shares must be received by the Tender Agent at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (a Book-Entry Confirmation (as defined below)), and received by the Tender Agent, in each case prior to the Election Time, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below.

  Stockholders whose Certificates for Shares are not immediately available or who cannot deliver their Certificates and all other required documents to the Tender Agent or complete the procedures for book-entry transfer prior to the Election Time may tender for cash their Shares by properly completing and duly executing the Notice of Guaranteed Delivery and meeting all of the following guaranteed delivery procedures: (a) such tender for cash must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by The Santa Anita Companies herewith, must be received by the Tender Agent prior to the Election Time and (c) the Certificates for all tendered Shares in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Tender Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange is open for business.

  The Notice of Guaranteed Delivery may be delivered by hand to the Tender Agent or transmitted by facsimile or mail to the Tender Agent and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

  "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Tender Agent and forming a part of a Book-Entry Confirmation that states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering for cash the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that The Santa Anita Companies may enforce such agreement against such participant.

  THE METHOD OF DELIVERY OF CERTIFICATE(S), THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE TENDER AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. DELIVERY OF CERTIFICATES(S), THE LETTER OF TRANSMITTAL, BOOK-ENTRY CONFIRMATION OR ANY OTHER REQUIRED DOCUMENTS (INCLUDING THROUGH ANY BOOK-ENTRY TRANSFER FACILITY) AFTER THE ELECTION TIME WILL NOT BE VALID. A RETURN ENVELOPE IS ENCLOSED.

  No alternative, conditional or contingent tenders for cash will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or fax hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  2. Cash Election Price is paid to registered holder. If the check representing the Cash Election Price and any Certificate for Shares not tendered or not accepted for payment are to be issued in the same name as the tendered Certificate is registered, the Letter of Transmittal should be completed and signed exactly as the tendered Certificate is registered. Do not sign the Certificate(s). If any of the shares tendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal exactly as written on the face of the Certificate(s). If any shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

  3. Guarantee of Signatures. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by an entity which is a member in good standing of a "Signature Guarantee Program" ("STAMP"), Stock Exchange Medallion Program ("SEMP") or New York Stock Exchange Medallion Signature Program ("MSP") (an "Eligible Institution"). Signature guarantees are not required if the Certificate(s) tendered herewith are submitted by the registered owner (which term, for purposes of this Section, includes any participant in any Book-Entry Transfer Facilities system whose name appears on a security position listing as the owner of the Shares) of such shares who has not completed the section entitled "Special Payment and Issuance Instructions" or "Special Delivery Instructions" or for the account of an Eligible Institution. If the tendered Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if issuance is to be made to a person other than the signer of this Letter of Transmittal, or if the issuance is to be made to a person other than the registered owner or owners, then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owners appear on such certificates or stock powers, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided herein.

  4. Special Payment and Issuance and Delivery Instructions. Indicate the name and address to which the check representing the Cash Election Price and/or any Certificate for Shares not tendered or not accepted for payment is to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal.

  5. Letter of Transmittal Required; Tender of Certificate(s), Lost Certificate(s). You will not receive your Cash Election Price unless and until you deliver this Letter of Transmittal, properly completed and duly executed, to the Tender Agent, together with the certificate(s) evidencing your shares and any required accompanying evidences of authority. If the certificate(s) has
(have) been lost or destroyed, check the box on the reverse of this Letter of Transmittal. In such event, the Tender Agent will forward additional documentation necessary to be completed in order to replace such lost or destroyed certificate(s).

  6. Book-Entry Transfers. The Tender Agent will establish accounts with respect to the Shares at The Depository Trust Company and Philadelphia Depository Trust Company (the "Book-Entry Transfer Facilities") within two business days after the date of the Joint Proxy Statement/Prospectus. Any financial institution that is a participant in any of the Book-Entry Transfer Facilities' systems may make book-entry delivery of Shares by causing a Book-Entry Transfer Facility to transfer such Shares into the Tender Agent's account in accordance with such Book-Entry Transfer Facility's procedures for such transfer. However, although delivery of Shares may be effected through book-entry transfer into the Tender Agent's account at a Book-Entry Transfer Facility, the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or any Agent's Message, and any other required documents, must, in any case, be transmitted to, and received by, the Tender Agent at one of its addresses set forth on the front of this Letter of Transmittal prior to the Election Time, or the delivery procedures described below. The confirmation of a book-entry transfer of Shares into the Tender Agent's accounts is referred to herein as a "Book-Entry Confirmation". Delivery of documents to a Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures does not constitute delivery to the Tender Agent.

  7. Partial Tenders for Cash (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any Certificate submitted are to be tendered for cash, fill in the number of Shares that are to be tendered for cash in the box entitled "Number of Shares Tendered". In any such case, new Certificate(s) for the remainder of the Shares not purchased will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by Certificates delivered to the Tender Agent will be deemed to have been tendered for cash unless otherwise indicated.

  8. Stock Transfer Taxes. Except as provided below, The Santa Anita Companies will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Cash Election. If, however, payment of the Cash Election Price is to be made to, or if Certificates for Shares not tendered for cash or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered Certificates are registered in name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Cash Election Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Certificates listed in this Letter of Transmittal.

  9. Form W-9. Each stockholder who tenders for cash one or more certificates is required to provide the Tender Agent with such stockholder's correct Taxpayer Identification Number ("TIN") on Form W-9, which is attached. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax withholding on the payment of any cash consideration due for the shares evidenced by the certificate(s) tendered. The words "Applied For" should be written in the space for the TIN in Part I of the form if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the words "Applied For" are written in Part I and the Tender Agent is not provided with a TIN within 60 days, the Tender Agent will withhold 31% on all payments to such tendering stockholders of any cash consideration due for their former Shares until a TIN is provided to the Tender Agent.

  10. Withdrawal Rights. Cash Elections are irrevocable, except that a Cash Election and the shares of Paired Common Stock to which such Cash Election relates may be withdrawn at any time prior to the Election Time. For a withdrawal to be effective, a written, telegraphic or facsimile transmission of notice of withdrawal must be recieved by the

Tender Agent at one of its addresses set forth herein no later than the Election Time. Any notice of withdrawal must specify the name of the person who completed the Letter of Transmittal or Notice of Guaranteed Delivery, the number of shares of Paired Common Stock to be withdrawn and the name of the registered holder, if different from that of the person who completed the Letter of Transmittal or Notice of Guaranteed Delivery. If share certificates evidencing the shares of Paired Common Stock to be withdrawn have been delivered or otherwise identified to the Tender Agent, then, prior to the physical release of such share certificates, the serial numbers shown on such share certificates must be submitted to the Tender Agent and the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution. If the shares have been tendered pursuant to the procedure for book-entry transfer as described in Instruction 6 above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn shares and must be signature guaranteed by an Eligible Institution.

  All questions as to the form and validity of any notice of withdrawal will be determined by The Santa Anita Companies, in their sole discretion, whose determination will be final and binding. None of The Santa Anita Companies, Meditrust, any of their affiliates or assigns, Harris Trust Company of New York or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

  The withdrawal of a Cash Election and the shares of Paired Common Stock to which such Cash Election relates may not be rescinded. Any shares of Paired Common Stock with respect to which a Cash Election has been properly and effectively withdrawn will no longer be eligible to be purchased for the Cash Election Price.

IMPORTANT TAX INFORMATION         PAYER: HARRIS TRUST COMPANY OF NEW YORK

      WHAT TAXPAYER         ---------------------------------------------------
 IDENTIFICATION NUMBER TO    SUBSTITUTE       PART I -         PART III-
GIVE THE PROCESSING AGENT    FORM W-9          PLEASE           Social
                                              PROVIDE YOUR     Security OR
                                              TIN IN THE BOX   Employer
                                              AT THE RIGHT     Identification
                                              AND CERTIFY BY   Number
                                              SIGNING AND      ---------------
                                              DATING BELOW     (If awaiting
                             DEPARTMENT OF THE TREASURY        TIN WRITE
                             INTERNAL REVENUE SERVICE          "Applied For")



                             CERTIFICATION - Under penalties of perjury, I
                             certify that:
 The registered holder       PAYER'S REQUEST FOR
 is required to give the     TAXPAYER
 Tender Agent the social     (1) The number shown on this form is my correct
 security number or          Taxpayer Identification Number (or I am waiting
 employer identification     for a number to be issued to me), and
 number of the               IDENTIFICATION NUMBER (TIN)
 registered holder of
 the certificate(s). If      (2) I am not subject to backup withholding either
 the certificate(s) are      because I have not been notified by the Internal
 in more than one name       Revenue Service (IRS) that I am subject to backup
 or are not in the name      withholding as a result of a failure to report
 of the actual owner,        all interest or dividends, or the IRS has
 consult the enclosed        notified me that I am no longer subject to backup
 Form W-9 guidelines for     withholding.
 additional guidance on
 which numbers to
 report.

                                             ----------------------------------
                                              PART II - For Payees exempt
                                              from backup withholding, see
                                              the enclosed Guidelines for
                                              Certification of Taxpayer
                                              Identification Number on
                                              Substitute Form W-9 and
                                              complete as instructed therein.
                             CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

                            ---------------------------------------------------

                             SIGNATURE............... DATE....................

                             NOTE: FAILURE TO COMPLETE AND RETURN THIS
                             SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP
                             WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                             YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.


                             CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION
                                                  NUMBER

                             I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments made to me thereafter will be withheld until I provide a number.

                             Signature _____________  Date ___________________

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
               TENDER OF SHARES FOR CASH OF PAIRED COMMON STOCK
                                      OF
                     SANTA ANITA REALTY ENTERPRISES, INC.
                                      AND
                         SANTA ANITA OPERATING COMPANY

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                          ON FRIDAY, OCTOBER 24, 1997

  This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing paired shares of common stock, par value $.10 per share (collectively, the "Shares"), of The Santa Anita Companies are not immediately available, if the procedure for Book-Entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Tender Agent (as identified below) prior to the time specified above. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Tender Agent. See Instruction 1 of the Letter of Transmittal Instructions.

                      The Tender Agent for the Offer is:

                                 HARRIS TRUST
                              COMPANY OF NEW YORK

      By Hand/Overnight Courier:                      By Mail:
             HARRIS TRUST                           HARRIS TRUST
          COMPANY OF NEW YORK                    COMPANY OF NEW YORK
           WALL STREET PLAZA                     WALL STREET STATION
            88 PINE STREET                          P.O. BOX 1010
              19TH FLOOR                       NEW YORK, NY 10268-1010
          NEW YORK, NY 10005

      By Facsimile Transmission:                Confirm by Telephone:
   (FOR ELIGIBLE INSTITUTIONS ONLY)                (800) 245-7630
            (212) 701-7636

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER
 THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

  The undersigned hereby tenders for cash the shares of Paired Common Stock of The Santa Anita Companies, upon the terms and subject to the conditions set forth in the Joint Proxy Statement/Prospectus dated September 26, 1997 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Instruction 1 of the Letter of Transmittal.

Certificate No(s). (if available)_______________________________________________

Number of Shares:_______________________________________________________________

Check ONE box if Shares will be tendered by book-entry transfer:

  [_] The Depository Trust Company

  [_] Philadelphia Depository Trust Company

Account Number__________________________________________________________________

Dated____________________________________________________________________ , 1997

Name(s) of Record Holder(s)_____________________________________________________
                                          (Please Type or Print)

Address(es)_____________________________________________________________________
                                                                       Zip Code

Area Code and Tel. No.__________________________________________________________

Signature(s)____________________________________________________________________


                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) represents that such tender of Shares complies with Rule 14e-4 under the Exchange Act, and (c) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company or Philadelphia Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other required documents, within three New York Stock Exchange trading days after the date hereof.

 Name of Firm: _______________________     _________________________________
                                                    Authorized Signature

                                           _________________________________
                                                          Title

 Address: ____________________________     Name:____________________________
                                                    Please Type or Print
 _____________________________________     Title:___________________________
                                  Zip Code
 Area Code and Telephone Number: _____
                                           Dated:____________________ , 1997

 NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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